EXHIBIT 10.1

                                 REMOTEMDx, INC.

                PRIVATE PLACEMENT INVESTOR SUBSCRIPTION AGREEMENT


These securities have not been registered with the U.S. Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act"), and are being offered in reliance on exemptions from registration provided in Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder and preemption from the registration or qualification requirements (other than notice filing and fee provisions) of applicable state laws under the National Securities Markets Improvement Act of 1996.
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         This Subscription Agreement ("Agreement") shall constitute the irrevocable offer of the undersigned to purchase securities of RemoteMDx, Inc. (the "Company"), subject to the terms and conditions set forth in this Agreement. On execution by both parties, this Agreement shall become a bilateral agreement binding on both the undersigned and the Company. Each part of this Agreement must be completed by the undersigned and, by execution below, the undersigned acknowledges that the undersigned understands that the Company is relying on the accuracy and completeness hereof in complying with the obligations under applicable securities laws.

         On the foregoing, it is hereby agreed as follows:

         1. Subscription. The undersigned hereby irrevocably subscribes for the purchase of one share of the Company's common stock (the "Common Stock") at a price of $0.70 per share, all as more particularly set forth in the signature box below. The undersigned is tendering to the Company:

         (a) an executed original Subscription Agreement including all required attachments;

         (b) subscription payments should be made payable to "RemoteMDx, Inc.," 5095 West 2100 South, Salt Lake City, Utah, 84120, account number 067-00477-0, Zions First National Bank, Harrison Blvd. Office, 4286 Harrison Blvd., Ogden, Utah, 84403, ABA number 124 0000 54.;

         2. General Representations of Subscriber. The undersigned hereby represents and warrants as follows:

                  (a) The undersigned has such knowledge and experience in business and financial matters that he or she is capable of evaluating the Company, the proposed activities thereof, and the risks and merits of this prospective investment and is not utilizing a purchaser representative (as defined in Regulation D) in connection with the evaluation of such risks and merits.

                  Yes _____ No _____


         If "No," (i)-(iii) below must be completed:

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                  (i) List all attorneys, accountants, investment and financial advisors, or others ("Purchaser Representatives") who will assist the undersigned in analyzing the risks and merits of a possible investment in the Company and provide the following:

         The undersigned's Purchaser Representatives are:

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                  (ii) Provide a separate written statement from each Purchaser
         Representative on the Purchaser Representative Acknowledgment form available from the Company in which is disclosed (1) the relationship of the Purchaser Representative with the Company, if any, which has existed at any time during the previous two years, and Compensation received or to be received as a result of such relationship, and (2) the education, experience, and knowledge in financial and business matters which enables the Purchaser Representative to evaluate the relative merits and risks of an investment in the Company.

                  (iii) The undersigned and the Purchaser Representatives listed above, together, have such knowledge and experience in financial and business matters that they are capable of evaluating the Company and the proposed activities of the Company and the merits and risks of this prospective investment.

         (b) The undersigned has adequate means of providing for his or her current needs and possible personal contingencies and has no need in the foreseeable future for liquidity of an investment in the Company.

                  Yes _____ No _____

         (c) (i) FOR ACCREDITED INVESTORS. The undersigned confirms that he or she is an "accredited investor" as defined under rule 501 of regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"), as checked below:

                           (1) Any bank as defined in Section 3(a)(2) of the
                  Securities Act or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any small business investment company licensed by the U. S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section

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                  3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

                  Yes _____ No _____

                           (2) Any private business development company as
                  defined in section 202(a)(22) of the Investment Advisers Act of 1940;

                  Yes _____ No _____

                           (3) Any organization described in section 501(c)(3)
                  of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

                  Yes _____ No _____

                           (4) Any director, executive officer, or general
                  partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

                  Yes _____ No _____

                           (5) Any natural person whose individual net worth, or
                  joint net worth with that person's spouse, at the time of his or her purchase exceeds $1,000,000;

                  Yes _____ No _____

                  For purposes of category (5), the term "net worth" means the excess of total assets over total liabilities. In computing net worth for the purposes of category (5) above, the undersigned's principal residence must be valued either at (A) cost, including the cost of improvements, net of current encumbrances upon the property or (B) the appraised value of the property as determined upon a written appraisal used by an institutional lender making a loan to the individual secured by the property, including the cost of subsequent improvements, net of current encumbrances upon the property.

                           (6) Any natural person who had an individual income
                  in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

                  Yes _____ No _____

                  In determining income, the undersigned should add to his or her adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or Keogh retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

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                           (7) Any trust, with total assets in excess of
                  $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in section
                  230.506(b)(2)(ii); and

                  Yes _____ No _____

                           (8) Any entity in which all of the equity owners are
                  accredited investors.

                  Yes _____ No _____

                  (ii) FOR NONACCREDITED INVESTORS. The undersigned is not an accredited investor, and has completed the Nonaccredited Investor Questionnaire, attached hereto as Attachment A.

         (d) The undersigned acknowledges that neither the SEC nor the securities commission of any state or other federal agency has made any determination as to the merits of purchasing the Securities.

         (e) The undersigned has received and read the Company's confidential private placement memorandum respecting the Company's products, marketing and financing plan, management and related matters, as well as certain historical financial statements and certain forecasts, events, and results. The undersigned further acknowledges that the Company's annual report for the fiscal year ended September 30, 2004, and all other reports filed by the Company under the Securities Exchange Act of 1934, as amended (the "Exchange Act") since September 30, 2004 (together, the "Company Reports"), are available at the web site of the SEC (www.sec.gov) or from the Company at the undersigned's request. The undersigned understands and acknowledges that the private placement memorandum, the Company Reports and related information contain certain forward-looking statements and information relating to the Company that are based on the beliefs of management, as well as assumptions made by and information currently available to management, and that when used in such private placement memorandum, the words "anticipate," "believe," "estimate," "expect," and "intend" and similar expressions, as they relate to the Company or its management, are intended to identify forward-looking statements. The undersigned understands and acknowledges that such statements reflect the current view of the Company respecting future events and are subject to certain risks, uncertainties, and assumptions, including the risks and uncertainties noted and that, should one or more of such risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described in the private placement memorandum as anticipated, believed, estimated, expected, or intended. The undersigned understands the risks associated with investing in a development-stage business enterprise with limited capitalization in a highly competitive business characterized by rapid technological change.

         (f) The undersigned acknowledges that an investment in the Company involves a high degree of risk. The undersigned acknowledges that, except as specifically set forth in the private placement memorandum, no representations or warranties have been made to him or her, or to his or her advisors, by the Company, or by any person acting on behalf of the Company, with respect to the business of the Company or any other aspects or consequences of the purchase of the Securities and/or an investment in the Company, and that he or she has not relied upon any information concerning the offering, written or oral, other than that contained in the private placement memorandum provided to the undersigned.

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         (g) The undersigned, either alone or with the assistance of one or more advisers selected and engaged by him or her, has such knowledge and experience in business and financial matters that he or she is capable of evaluating the Company, its business operations, and the risks and merits of an investment in the Company.

         (h) The undersigned has been provided with all materials and information requested by the undersigned or his or her representatives, including any information requested to verify any information furnished, and the undersigned has been provided the opportunity for direct communication with the Company and its representatives regarding the purchase made hereby, including the opportunity to ask questions of and receive answers from executive officers and directors of the Company.

         (i) All information that the undersigned has provided to the Company or its agents or representatives concerning the undersigned's suitability to invest in the Company is complete, accurate, and correct as of the date of the signature on the last page of this Agreement. Such information includes, but is not limited to, information concerning the undersigned's personal financial affairs, business position, and the knowledge and experience of the undersigned and the undersigned's advisers.

         (j) The undersigned has no present intention of selling any of the Securities or of reselling or otherwise disposing of all or any portion of the Securities, either currently or after the passage of a fixed or determinable period of time, or on the occurrence or nonoccurrence of any predetermined event or circumstance.

         (k) The undersigned has adequate means of providing for his or her current needs and possible personal contingencies and has no need now, and anticipates no need in the foreseeable future, to sell any of the Securities for which the undersigned hereby subscribes. The undersigned is able to bear the economic risks of this investment, and, consequently, without limiting the generality of the foregoing, is able to hold the Securities for an indefinite period of time, and has a sufficient net worth to sustain a loss of the entire investment, in the event such loss should occur.

         (l) The undersigned is a resident of the state identified below the undersigned's signature to this Agreement.

         (m) The undersigned acknowledges that this Agreement may be accepted or rejected in whole or in part by the Company and that, to the extent the subscription may be rejected, the accompanying subscription payment will be refunded without payment of interest and without deduction of expenses.

3. Representations Regarding Exemptions and Restrictions on Transfer.

         (a) In connection with the acquisition by the undersigned of the Securities, the undersigned represents that the Securities are being acquired without a view to, or for, resale in connection with any distribution of such Securities or any interest therein without registration or other compliance under the Securities Act and that the undersigned has no direct or indirect participation in any such undertaking or in the underwriting of such an undertaking.

         (b) The undersigned acknowledges that the Securities must be held and may not be sold, transferred, or otherwise disposed of for value unless subsequently registered under the Securities Act or an exemption from such

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registration is available; the Company is under no obligation to register the
Securities under the Securities Act or under Section 12 of the Securities Exchange Act of 1934, as amended, except as expressly agreed to in writing by the Company; if Rule 144 is available, and no assurance is given that it will be, initially only routine sales of such Securities in limited amounts can be made in reliance on Rule 144 in accordance with the terms and conditions of that rule; the Company is under no obligation to the undersigned to make Rule 144 available, except as may be expressly agreed to by it in writing; in the event Rule 144 is not available, compliance with Regulation A or some other exemption may be required before the undersigned can sell, transfer, or otherwise dispose of such Securities without registration under the Securities Act; the Company's registrar and transfer agent will maintain a stop transfer order against the registration of transfer of the Securities; and the certificate representing the Securities will bear a legend so restricting the sale of such Securities.

         (c) The undersigned understands that the shares of Securities have not been registered, but are being acquired by reason of a specific exemption under the Securities Act, as well as under certain state statutes for transactions by an issuer not involving any public offering, and that any disposition of the Securities may, under certain circumstances, be inconsistent with this exemption and may make the undersigned an "underwriter" within the meaning of the Securities Act.
         (d) The undersigned understands that (i) after one year from the later of the date the shares of Securities are acquired from the Company or an affiliate of the Company and the full purchase price or other consideration is paid, all as calculated in accordance with Rule 144(d), sales of the Securities in reliance on Rule 144 can only be made in limited amounts in accordance with the terms and conditions of that rule; (ii) after two years from the date the shares of Securities are fully paid for, as calculated in accordance with Rule 144(d), Securities can generally be sold without meeting these conditions provided the holder is not (and has not been for the preceding three months) an affiliate of the Company; (iii) the Company may refuse to register transfer of the Securities in the absence of compliance with Rule 144 unless the undersigned furnishes the Company with a "no-action" or interpretative letter from the SEC or an opinion of counsel reasonably acceptable to the Company stating that the transfer is proper; further, unless such letter or opinion states that the shares of Securities are free of any restrictions under the Securities Act, the Company may refuse to transfer the Securities to any transferee who does not furnish in writing to the Company the same representations and agree to the same conditions with respect to such Securities as are set forth herein; and (iv) the Company may also refuse to transfer the Securities if any circumstances are present reasonably indicating that the transferee's representations are not accurate.

         (e) The undersigned understands that the resale of the Securities must be effected in reliance on exemptions from registration under the Securities Act and applicable state securities laws. The undersigned understands that such an exemption may not be available and, in such case, he or she would not be able to resell the Securities held.

4. Indemnity. The undersigned hereby agrees to indemnify the Company, its controlling persons, persons who participated in the preparation of the private placement memorandum, and any person participating in the offering and to hold them harmless from and against any and all liability, damage, cost, or expense (including, but not limited to, reasonable attorneys' fees) incurred on account of or arising out of:

         (a) any inaccuracy in his or her declarations, representations, and warranties set forth herein or made by the undersigned to the Company in connection with his or her subscription;

         (b) the disposition of any of the Securities that he or she will receive, contrary to his or her declarations, representations, and warranties set forth herein; and

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         (c) any action, suit, or proceeding based on (i) the claim that said declarations, representations, or warranties made by the undersigned were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company, (ii) the disposition of any of the Securities or any part thereof contrary to the terms hereof, or (iii) the breach by the undersigned of any part of this Agreement.

5. Setoff. Notwithstanding the provisions of the last preceding section or the enforceability thereof, the undersigned hereby grants to the Company the right to setoff against any amounts payable by the Company to the undersigned, for whatever reason, of any and all damages, costs, or expenses (including, but not limited to, reasonable attorneys' fees) that are incurred on account of or arising out of any of the items referred to in clauses (a) through (c) of the last preceding section.

6. Miscellaneous. The undersigned further understands, acknowledges, and agrees that:

         (a) This Agreement is registered in the name of the undersigned on the books of the Company at its principal offices, and no transfer hereof shall be valid and binding on the Company unless made at such offices by the registered holder or his or her attorney-in-fact duly authorized in writing. The Company may deem and treat the person in whose name this Agreement is registered as the absolute owner hereof for the purpose of receiving any Securities issuable pursuant hereto and for all other purposes.

         (b) This Agreement shall be construed in accordance with and governed by the laws of the state of Utah.

         (c) This Agreement constitutes the entire agreement between the parties respecting the subject matter hereof.

         (d) Notwithstanding any of the representations, warranties, acknowledgments, or agreements made herein by the undersigned, the undersigned does not waive any rights granted to the undersigned under federal or state securities laws.
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         (e) This Agreement does not entitle the undersigned to any rights as a holder of the Company's common stock or warrants with respect to any Securities purchasable hereunder that have not been fully paid for.

         (f) All subscription payments should be made payable to RemoteMDx, Inc. or wire transferred. Contemporaneously with acceptance of this subscription to purchase the Units, the Company will deposit the accompanying subscription payment directly into its operating account and will thereafter deliver certificates representing the Securities subscribed for pursuant to this Agreement.




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The Company will notify the subscriber of the acceptance of this subscription by returning a copy of this Agreement properly executed by the Company below indicating such acceptance.

Number of Shares of Common Stock                      _____________
Aggregate Dollar amount                              $_____________



Subscriber:

----------------------------------------      ---------------------------------
Full Name of Person or Entity                 Date

----------------------------------------      ---------------------------------
Signature of Person or Entity Authorized      Title of Authorized Representative
Representative Signing for Entity

----------------------------------------      ---------------------------------
Number and Street                             Signature of Joint Subscriber, If
                                              Any

----------------------------------------      ---------------------------------
City, State and Zip                           Tax Identification or Social
                                              Security Number

----------------------------------------      ---------------------------------
Business Address (number and street)          Daytime telephone number

----------------------------------------      ---------------------------------
City, State and Zip                           Facsimile telephone number

----------------------------------------      ---------------------------------
E-mail address                                Cellular telephone number


                           ACCEPTANCE OF SUBSCRIPTION

  The foregoing subscription is hereby accepted this ____ day of October, 2005.


                                            RemoteMDx, Inc.


                                            By  ___________________
                                            Duly authorized officer







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